TRITON COLOMBIA, INC.
                   6688 N. Central Expressway, Suite 1400
                         Dallas, Texas  75206


                             July 15, 1994



Mooreland Corporation N.V.
Cra. 9 No. 74-08, Piso 7
Bogota, D.E.

	Re:	   Sharing of expenditures and proceeds in connection with
        those certain Exploration and Exploitation Contracts for the Santiago de Las Atalayas I, Tauramena, and Rio Chitamena,
        Colombia, Association Contract Areas

Dear Sirs:

	Reference is made to the letter agreements (the "Original Agreement") dated July 6, 1984 and December 13, 1988, between Triton Colombia, Inc. (together with its successors and assigns, "TCI") and Urbe Panama S.A. ("Urbe") pursuant to which (a) Urbe agreed to (i) pay to TCI an amount equal to 3.75% of TCI's past unreimbursed expenditures incurred in connection with the Exploration and Exploitation Contracts for the Santiago de Las Atalayas I and Tauramena, Colombia, Association Contract Areas (the "SDLA Association Contracts") and (ii) pay to TCI an amount equal to 3.75% of TCI's future expenditures incurred in connection with the SDLA Association Contracts, and (b) TCI agreed to pay to Urbe an amount equal to 3.75% of the net proceeds ultimately received by TCI from the SDLA Association Contracts, all as more fully described in the Original
Agreement. Urbe has since assigned all of its interest in the Original Agreement to Mooreland Corporation N.V., incorporated in the British Virgin Islands ("Mooreland"). Additionally, the area covered by the SDLA Association Contracts has been unified with the area covered by that certain Purchase and Sale Agreement, dated June 1, 1994, by and between BP Exploration Company (Colombia) Ltd. and Total Exploratie En Produktie MIJ B.V., as sellers, and TCI, as purchaser, covering the Rio Chitamena, Colombia Association Contract Area (the "Rio
Chitamena Contract") (the Rio Chitamena Contract and the SDLA Association Contracts are collectively herein called the "Association Contracts").

	TCI and Mooreland are entering into this letter agreement (this "Agreement") to reconfirm and more fully and accurately document the sharing arrangement set forth in the Original Agreement.

	In consideration of the promises contained in the Original Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, TCI and Mooreland hereby agree as follows:

	1.	Definitions.  As used herein, the following terms shall have the following meanings:

	"Available Proceeds" shall mean Revenues minus the sum of (a) Expenditures plus (b) the Unitization Costs plus (c) the amount of taxes payable or to be paid by or on behalf of TCI with respect to the Revenues (net of applicable deductions, including depreciation) at the effective Colombian income tax rate, if such computation produces a positive number.

	"Capital Requirements" shall mean all costs incurred by TCI related to wells, facilities and pipelines required (as determined by TCI) for the exploration, development, production, processing, and transportation of oil, gas and other hydrocarbons from the fields located in the Contract Area, including, without limitation, the amount of any cash calls or other payments made by TCI to any operator related to any past or future costs similar to those costs above described.

	"Contract Area" shall mean the areas which are the subject of the SDLA Tauramena Contracts and, if the areas which are the subject of the SDLA Tauramena Contracts are individually or collectively pooled or unitized with other areas, the aggregate areas so pooled or unitized.

	"Cost of Funds" shall mean a per annum rate of interest equal to the greater of (a) 12.0% or (b) the average cost of borrowing incurred by Triton Energy Corporation (or its successor as the ultimate parent of TCI) during the applicable quarter (as reasonably determined by Triton Energy Corporation and disclosed to TCI) plus 3.0%.

	"Deficit Amount" shall mean Revenues minus the sum of (a) Expenditures plus (b) the Unitization Costs plus (c) the amount of taxes payable or to be paid by or on behalf of TCI with respect to the Revenues (net of applicable deductions, including depreciation) at the effective Colombian income tax rate, if such computation produces a negative number, and the term "Deficit Amounts" shall mean the Deficit Amount for more than one applicable period.

	"El Pinal Agreement" shall mean the letter agreement dated as of February 25, 1991, between TCI and Urbe pursuant to which (a)
Urbe agreed to (i) pay to TCI an amount equal to 3.75% of TCI's past unreimbursed expenditures in connection with the El Pinal Contract (as defined in the El Pinal Agreement) and (ii) pay to TCI an amount equal to 3.75% of future expenditures in connection with the El Pinal Contract, and (b) TCI agreed to pay to Urbe an amount equal to 3.75% of the proceeds ultimately received by TCI from the El Pital Contract, all as more fully described therein. Urbe's interest in the El Pital Agreement has been transferred to Mooreland. TCI's interest in the El
Pinal Contract has been transferred to Triton Resources
Colombia, Inc. ("TRC"). TRC and Mooreland have modified the referenced letter agreement on the date hereof.

	"Expenditures" shall mean the sum of Capital Requirements plus Operating and Sales Costs.

	"Mooreland's Percentage" shall mean 3.75%.

	"Operating and Sales Costs" shall mean the sum of all production and other costs and taxes, transportation tariffs, loading and storage costs, marketing and other commercialization costs, insurance and ocean freight (if applicable) incurred by or on behalf of TCI, a $10,000 monthly administrative fee to TCI, and the general and administrative expenses of TCI related or allocated by TCI to activities under or pursuant to the Association Contracts and in the Contract Area, including, without limitation, the amount of any cash calls or other payments made by TCI and any operator related to any past or future costs similar to those above described or otherwise (but without duplication of any amounts included as Capital Requirements).

	"Revenues" shall mean the revenues received by TCI from the sale of oil, gas and other hydrocarbons (net of governmental royalties, but including oil and gas received from Ecopetrol in reimbursement of eligible precommerciality costs) from the Contract Area, including, without limitation, any amounts received pursuant to the TCI Working Interest.

	"TCI Return" shall have the meaning set forth in paragraph 2 hereof.

	"TCI Working Interest" shall mean the working interest of TCI in the Association Contracts, which working interest is currently 12%.

	"Unitization Costs" shall mean all costs incurred by TCI related to the pooling or unitization individually or collectively of the areas which are the subject of the Association Contracts with any other area, including without limitation all costs incurred by TCI in connection with its purchase of any interest in the Rio Chitamena Contract.

	"Unpaid Mooreland Obligations" shall have the meaning defined in Paragraph 2 hereof.

	2.	Agreement to Share.  Mooreland hereby agrees (a) to pay to
TCI within fifteen (15) days after the date hereof an amount equal to Mooreland's Percentage times the unreimbursed Deficit
Amount incurred prior to the date hereof as previously disclosed to Urbe by notice sent by TCI on February 28, 1994, and (b) within fifteen (15) days of written notice from TCI, to pay to TCI an amount equal to Mooreland's Percentage times any future
Deficit Amounts. If Mooreland fails to pay to TCI the amounts above described, whether past or future, the amount not paid by Mooreland within the time period above provided shall be referred to as the "Unpaid Mooreland Obligations". Any amounts required to be paid to Mooreland under Paragraph 2 hereof shall be automatically reduced by any Unpaid Mooreland Obligations together with a return thereon to TCI (the "TCI Return") in an amount equal to the Cost of Funds (calculated on a monthly basis) multiplied by the aggregate amount of the Unpaid
Mooreland Obligations, compounded monthly, the Cost of Funds to be adjusted automatically upon any change in Triton Energy
Corporation's (or its successor's as the ultimate parent of TCI) average cost of borrowings. The manner of such reimbursement and payment is more fully described in paragraph 4 below. After the date hereof the Deficit Amount incurred shall be computed by TCI on a quarter-annual basis as of the last day of each such quarter and TCI shall maintain an accounting of the Unpaid
Mooreland Obligations and the TCI Return. TCI shall mail to Mooreland after each quarter a statement showing the Deficit
Amount for the immediately preceding quarter and a summary of the Unpaid Mooreland Obligations and the aggregate TCI Return as of the last day of the immediately preceding quarter. The accounting maintained by TCI shall, in the absence of manifest error, be conclusive and binding on the parties hereto.

	3.	Mooreland's Interest.  Mooreland shall be entitled to
receive an amount equal to Mooreland's Percentage times the Available Proceeds in accordance with the distribution schedule contained in paragraph 4 hereof, the termination provisions set forth in paragraph 8 hereof and the other terms and conditions contained in this Agreement. Mooreland acknowledges and agrees that the TCI Working Interest is subject to change and, therefore, the amount of the Available Proceeds is subject to change. For example, if the Contract Area, or any portion thereof, is pooled or unitized with other areas, the TCI Working Interest may be modified.

	4.	Payments from Available Proceeds.  If TCI receives Available
Proceeds which are not subject to forfeiture, discount or other claim, then TCI shall use such proceeds to pay any amounts which may be owed Mooreland under this Agreement subject, however, to the following distribution schedule:

	(a)	TCI shall retain an amount equal to the product of (i) a
     percentage equal to 100% minus Mooreland's Percentage times (ii) the Available Proceeds;

	(b)	TCI shall retain an amount equal to the Unpaid Mooreland
     Obligations remaining unpaid;

	(c)	TCI shall retain an amount equal to the TCI Return which
     has been earned as of such date and not paid; and

	(d)	Mooreland shall be entitled to any remaining Available
     Proceeds (but not exceeding the product of Mooreland's
     Percentage times the Available Proceeds).

	The Available Proceeds shall be distributed as often as TCI shall deem advisable but no less frequently than quarterly.
Prior to making any distribution of Available Proceeds, TCI shall be entitled to reserve such portion thereof as TCI shall deem prudent to pay for anticipated future Expenditures.


 5. No Ownership Rights. Neither Mooreland, nor any assignee of Mooreland's rights under this Agreement, shall (i) have a direct or beneficial interest in the Association Contracts or in the Contract Area, (ii) have a direct or beneficial interest in TCI or any affiliate thereof, or (iii) participate in any decision regarding operations conducted by TCI or any other person in the Contract Area or marketing of petroleum produced from the Contract Area, including, without limitation, decisions regarding withdrawal or relinquishment. Without limitation, TCI shall have the right in its sole and absolute discretion to do any one or more of the following at any time:

	(a)	Decide whether or not to withdraw from the Association
     Contracts, or either of them;

	(b)	Decide whether or not to participate in drilling prospects
     within the Contract Area on a prospect-by-prospect basis;

	(c)	Assign or farm-out all or a portion of the TCI Working
     Interest; and

	(d)	Pool or unitize the Contract Area, or any portion thereof,
     with other areas, to the extent permitted or required under the Association Contracts or the laws of the Republic of Colombia.

	6.	Right of First Refusal.  TCI shall have a right of first
refusal on any sale or assignment contemplated by Mooreland of all or any part of the amounts which Urbe is entitled to receive under this Agreement. Mooreland shall provide written notice (by registered or certified mail) of the agreed upon terms and conditions of a proposed sale or assignment and the name of the proposed transferee to Mr. Thomas G. Finck, President of TCI or his successor at 6688 North Central
Expressway, Suite 1400, Dallas, Texas 75206 U.S.A. If within thirty (30) days of TCI's receipt of such written notice TCI accepts such terms and conditions of such sale or assignment in principle, then TCI shall have the right (but not the obligation) to acquire the amounts which Mooreland is entitled to receive under this Agreement from Mooreland on terms and conditions no more or less favorable to TCI than those set forth in such written notice. If TCI does not exercise the foregoing right of first refusal at such time, Mooreland may consummate such sale or assignment to such proposed transferee under terms and conditions no more favorable to such transferee than those set forth in such written notice to TCI and within sixty (60) days from the date of such written notice.


	In the event that the amounts which Mooreland is entitled to receive under this Agreement are sold, assigned or otherwise transferred to one or more persons, TCI shall be entitled to make all demands for Urbe's payment of amounts which Mooreland is required to pay under this Agreement and all payments which Mooreland is entitled to receive under this Agreement in Mooreland's name, or in the name of Mooreland's nominee, in trust for such parties and to otherwise and in all respects deal with and be solely responsible to Mooreland as agent and trustee for such parties.

	7.	Representations, Warranties and Agreements.  To induce TCI
to enter into this Agreement, Mooreland and Urbe represent and warrant to, and agree with, TCI that:

	(a)	Mooreland is a corporation duly organized and existing and
     in good standing under the laws of the British Virgin Islands, and is duly registered and qualified as a foreign company and is in good standing under the laws of all other countries in which it is doing business, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged;

	(b)	Mooreland has duly adopted this Agreement and each other
     instrument contemplated to be furnished by Mooreland pursuant hereto, has authorized the execution, delivery and consummation of this Agreement and each other such instruments in accordance with its respective terms and conditions, and, when executed by Mooreland, this Agreement and each other such instruments will be binding obligations of Mooreland;

	(c)	Mooreland is not in default under or in violation of any
     law or regulation, any order of any court or governmental agency, wherever located, and there are no claims, actions, suits or proceedings instituted, filed or threatened against or affecting Mooreland;

	(d)	Urbe has assigned all of its rights and delegated all of
     its liabilities and obligations under the Original Agreement, this Agreement and the El Pinal Agreement to Mooreland and Mooreland has accepted such assignment and assumed such liabilities and obligations; provided, however, that Urbe acknowledges in favor of TCI that Urbe remains jointly and severally liable for all liabilities and obligations of Urbe and Mooreland under the Original Agreement, this Agreement and the El Pinal Agreement;

	(e)	The shareholders and directors of Mooreland are identical
     to those of Urbe; and

	(f)	To the best knowledge, information and belief of the
     officers, employees and directors of Mooreland and Urbe:

    			(i)   No investor or shareholder of Mooreland or Urbe is or was
             an officer or employee of the government of the Republic of
             Colombia or of any department, agency or instrumentality thereof or of a person acting in an official capacity for or on behalf of the government of the Republic of Colombia, or any
             department, agency or instrumentality thereof, at the same time that such person was an investor or shareholder;

  			 (ii)   No investor or shareholder of Mooreland or Urbe is or
             was an official of any political party in the Republic of
             Colombia or a candidate for political office in the Republic of
             Colombia at the time that such person was an investor or
             shareholder;

   	 	(iii) No person acting on behalf of TCI, Mooreland or Urbe has made a payment, promise to pay, authorization of payment, gift, offer or promise to give anything of value to any officer or employee of the government of the Republic of Colombia, or any department, agency or instrumentality thereof, or to any person acting in an official capacity for or on behalf of the government of the Republic of Colombia, or any department, agency or instrumentality thereof, corruptly for the purpose of influencing any act or decision by such person in his official capacity in order to assist TCI in obtaining or retaining business in the Republic of Colombia;

      (iv) No person acting on behalf of TCI, Mooreland or Urbe has made a payment, promise to pay, authorization of payment, gift, offer or promise to give anything of value to any political party of the Republic of Colombia or official of same, or to any candidate for political office in the Republic of Colombia, corruptly for the purpose of influencing any act or decision by said party or person in such official capacity in order to assist TCI in obtaining or retaining business in the Republic of Colombia;

   			(v)    No investor or shareholder of Mooreland or Urbe has made
             a payment, promise to pay, authorization of payment, gift, offer or promise to give anything of value to any officer or employee of the government of the Republic of Colombia, or any
             department, agency or instrumentality thereof, corruptly for the purpose of influencing any act or decision by said party or person in such official capacity in order to assist TCI in obtaining or retaining business in the Republic of Colombia; and

			   (vi)   No investor or shareholder of Mooreland or Urbe has made
             a payment, promise to pay, authorization of payment, gift, offer or promise to give anything of value to any political party of the Republic of Colombia or official of same, or to any
             candidate for political office in the Republic of Colombia, corruptly for the purpose of influencing any act or decision by said party or person in such official capacity in order to assist TCI in obtaining or retaining business in the Republic of
             Colombia.

	Mooreland and Urbe agree that all representations, warranties and agreements by Mooreland and Urbe herein shall survive delivery of this Agreement and each other instrument contemplated to be furnished by Mooreland pursuant hereto.


	8.	Termination of Agreement.  Mooreland's rights and interests
under this Agreement shall terminate automatically and without notice upon the occurrence of any of the following events:

	(a)	The failure of Mooreland to fully perform, observe or keep
any covenant, agreement or condition contained in this Agreement;

	(b)	Any representation or warranty of Mooreland or Urbe in this
Agreement is presently or in the future proves to be false, fraudulent, misleading or erroneous in any material respect;

	(c)	If the El Pinal Agreement is terminated due to the failure
of Mooreland to pay any precommerciality costs or Unitization
Costs (as defined in the El Pinal Agreement) as may be required to be paid from time to time under paragraph 2 of the El Pinal
Agreement; or

	(d)	TCI shall no longer own any interest in the Association
Contracts.

	In the event of a termination of this Agreement pursuant to this Paragraph 8, neither TCI nor Mooreland shall have any further obligation to the other under this Agreement or related to the Association Contracts or the Contract Area other than the obligation of Mooreland and Urbe to pay any Unpaid Mooreland Obligations together with the accumulated TCI Return thereon which has not been recovered by TCI pursuant to the distribution procedure outlined in Paragraph 4 hereof. The obligation of Mooreland and Urbe to pay the above amounts shall constitute a demand obligation owing by Mooreland and Urbe to TCI and TCI shall be entitled to receive, in addition, interest thereon until paid at a rate per annum equal to the lesser of (i) the Cost of Funds and (ii) the maximum rate of interest allowed by applicable law.


	9.	Confidentiality.  Mooreland and Urbe each agree that the
terms and provisions of this Agreement and all information and data acquired or obtained by it with respect to this Agreement and the Association Contracts shall be considered confidential and shall be kept confidential and not disclosed during the term of this Agreement and for a period of five (5) years thereafter to any person or entity, except:

	(a)	To the extent the terms and provisions of this Agreement or
such data and information are required to be furnished in compliance with any applicable laws or regulations or pursuant to any legal proceedings or because of any order of any court binding upon Mooreland or Urbe;

	(b)	To a bona fide prospective purchaser or assignee of all or
any part of the amounts which Mooreland is entitled to receive under this Agreement;

	(c)	To a bank or other financial institution to the extent
appropriate to assist Mooreland in arranging for funding of its obligations under this Agreement; and

	(d)	Where any such data or information which, through no fault
of Mooreland or Urbe, becomes a part of the public domain.

	Provided that disclosure as provided in Paragraph 9(b) and (c) shall not be made unless prior thereto Mooreland has obtained a written undertaking from the disclosee to keep confidential any such terms, provisions, data or information so disclosed and not to use the same except for the express purpose for which disclosure is to be made.

	10.	Entire Agreement.  TCI, Mooreland and Urbe agree and
acknowledge that the terms and conditions set forth herein constitute the entire understanding and agreement of the parties hereto with respect to the Association Contracts, Mooreland's or Urbe's right to receive payments out of the Available Proceeds and the transactions contemplated hereby and is intended to supersede any prior agreements or communications between TCI, Mooreland and Urbe in connection herewith, including, without limitation, the Original Agreement. TCI, Mooreland and Urbe further acknowledge and agree that this Agreement and the El
Pinal Agreement constitute the only agreements between TCI, TRC, Mooreland and Urbe related to any existing or future transactions of any kind and there are no oral or written agreements between TRC or TCI (and any related party) and Mooreland or Urbe (and any related party) concerning any areas other than the areas covered by the Association Contracts and the El Pinal Contract. Nothing in this Agreement or otherwise is intended to create any partnership, joint venture, area of interest or other association between Mooreland and TCI and any inferences to the contrary are hereby negated.

	11.	Governing Law and Jurisdiction.  THE TERMS AND CONDITIONS
OF THIS AGREEMENT SHALL BE SUBJECT TO, AND GOVERNED BY THE LAWS
OF THE STATE OF TEXAS, U.S.A., WITHOUT REFERENCE TO THE CHOICE
OF LAW RULES OF SUCH STATE AND THE PARTIES HERETO CONSENT TO THE
EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE
STATE OF TEXAS, U.S.A.

	Please indicate your acceptance of this Agreement and you agreement to be bound by all of the terms and conditions of this Agreement by signing in the space provided below.


                                    Sincerely yours,



	                                   TRITON COLOMBIA, INC.


	                                   By:  /s/Robert B. Holland, III
	                                   Name: Robert B. Holland, III
                                    Title: Vice President and Secretary of
                                           Triton Resources Colombia, Inc.

ACCEPTED AND AGREED TO:

MOORELAND CORPORATION N.V.


By:/s/ Santiago A. Botero
Name:Santiago A. Botero
Title: No Title


URBE PANAMA S.A.


By:/s/ Santiago A. Botero
Name:Santiago A. Botero
Title:No Title






                         TRITON RESOURCES COLOMBIA, INC.
                      6688 North Central Expressway, Suite 1400
                            Dallas, Texas  75206

                                July 15, 1994



Mooreland Corporation N.V.
Cra. 9 No. 74-08, Piso 7
Bogota, D.E.

	Re:	  Sharing of expenditures and proceeds in connection with
       that certain Exploration and Exploitation Contract for the El Pinal, Colombia, Association Contract Area (the "El Pinal
       Contract")

Dear Sirs:

	Reference is made to the letter agreement (the "Original Agreement") dated February 25, 1991, between Triton Colombia, Inc. (together with its successors and assigns, "TCI") and Urbe Panama S.A. ("Urbe") pursuant to which (a) Urbe agreed to (i) pay to TCI an amount equal to 3.75% of TCI's past unreimbursed expenditures incurred in connection with the El Pinal Contract and (ii) pay to TCI an amount equal to 3.75% of TCI's future expenditures incurred in connection with the El Pinal Contract, and (b) TCI agreed to pay to Urbe an amount equal to 3.75% of the net proceeds ultimately received by TCI from the El Pinal Contract, all as more fully described in the Original Agreement.
 TCI has since assigned all of its interest in the El Pinal Contract to its affiliate, Triton Resources Colombia, Inc. (together with its successors and assigns, "TRC"). Urbe has since assigned all of its interest in the Original Agreement to Mooreland Corporation N.V., incorporated in the British Virgin Islands ("Mooreland").

	TRC and Mooreland are entering into this letter agreement (this "Agreement") to reconfirm and more fully and accurately document the sharing arrangement set forth in the Original Agreement.

	In consideration of the promises contained in the Original Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, TRC and Mooreland hereby agree as follows:

	1.	Definitions.  As used herein, the following terms shall have the following meanings:

	"Available Proceeds" shall mean Revenues minus the sum of (a) Expenditures plus (b) the Unitization Costs plus (c) the amount of taxes payable or to be paid by or on behalf of TRC with respect to the Revenues (net of applicable deductions, including depreciation) at the effective Colombian income tax rate, if such computation produces a positive number.

	"Capital Requirements" shall mean all costs incurred by TRC related to wells, facilities and pipelines required (as determined by TRC) for the exploration, development, production, processing, and transportation of oil, gas and other hydrocarbons from the fields located in the Contract Area.

	"Contract Area" shall mean the area which is the subject of the El Pinal Contract and, if the area which is the subject of the El Pinal Contract is pooled or unitized with other areas, the aggregate area so pooled or unitized.

	"Cost of Funds" shall mean a per annum rate of interest equal to the greater of (a) 12.0% or (b) the average cost of borrowing incurred by Triton Energy Corporation (or its successor as the ultimate parent of TRC) during the applicable calendar month (as reasonably determined by Triton Energy Corporation and disclosed to TRC) plus 3.0%.

	"Deficit Amount" shall mean Revenues minus the sum of (a) Expenditures plus (b) the Unitization Costs plus (c) the amount of taxes payable or to be paid by or on behalf of TRC with respect to the Revenues (net of applicable deductions, including depreciation) at the effective Colombian income tax rate, if such computation produces a negative number, and the term "Deficit Amounts" shall mean the Deficit Amount for more than one applicable period.

	"Expenditures" shall mean the sum of Capital Requirements plus Operating and Sales Costs.

	"Mooreland's Percentage" shall mean 3.75%.

	"Operating and Sales Costs" shall mean the sum of all production and other costs and taxes, transportation tariffs, loading and storage costs, marketing and other commercialization costs, insurance and ocean freight (if applicable) incurred by or on behalf of TRC, and the general and administrative expenses of TRC, related or allocated by TRC to activities under or pursuant to the El Pinal Contract and in the Contract Area.

	"Revenues" shall mean the revenues received by TRC from the sale of oil, gas and other hydrocarbons (net of governmental and overriding royalties, but including oil and gas received from Ecopetrol in reimbursement of eligible precommerciality costs) from the Contract Area, including, without limitation, any amounts received pursuant to the TRC Working Interest.

	"SDLA/Tauramena/Rio Chitamena Agreement" shall mean the letter agreements dated as of July 6, 1984 and December 31, 1988, between TCI and Urbe pursuant to which (a) Urbe agreed to (i) pay to TCI an amount equal to 3.75% of TCI's past unreimbursed expenditures in connection with the SDLA Association Contracts
(as defined in the SDLA/Tauramena/Rio Chitamena Agreement) and
(ii) pay to TCI an amount equal to 3.75% of future expenditures in connection with the SDLA Association Contracts, and (b) TCI agreed to pay to Urbe an amount equal to 3.75% of the proceeds ultimately received by TCI from the SDLA Association Contracts, all as more fully described therein. Urbe's interest in the SDLA/Tauramena/Rio Chitamena Agreement has been tranferred to Mooreland. TCI and Mooreland have modified the referenced letter agreement on the date hereof to, among other things, acknowledge that it additionally covers the area described in the Rio Chitamena Contract (as defined in the SDLA/Tauramena/Rio
Chitamena Agreement).

	"TRC Working Interest" shall mean the working interest of TRC as operator of the El Pinal Contract, which working interest is currently 100%.

	"Unitization Costs" shall mean all costs incurred by TRC related to the pooling or unitization of the area which is the subject of the El Pital Contract with any other area.

	"Unpaid Mooreland Obligations" shall have the meaning defined in Paragraph 2 hereof.

	2.	Agreement to Share.  Mooreland hereby agrees (a) to pay to
TRC within fifteen (15) days after the date hereof an amount equal to Mooreland's Percentage times the unreimbursed Deficit
Amount incurred prior to the date hereof as previously disclosed to Urbe by notice sent by TRC on February 28, 1994, and (b) within fifteen (15) days of written notice from TRC, to pay to TRC an amount equal to Mooreland's Percentage times any future
Deficit Amounts. If Mooreland fails to pay to TRC the amounts above described, whether past or future, TRC shall be entitled, subject to the provisions of Paragraph 8(a) hereof, to terminate this Agreement in which event Mooreland's right to receive any amounts under Paragraph 3 hereof shall be terminated and neither
TRC nor Mooreland shall have any further obligation to the other under this Agreement or related to the El Pital Contract or the Contract Area other than Mooreland's obligation to pay the amounts above described which have not been paid as of the date of termination (such unpaid amounts being referred to as the "Unpaid Mooreland Obligations"). Notwithstanding the termination of this Agreement, the Unpaid Mooreland
Obligations shall be a demand obligation owing by Mooreland to TRC and shall accrue interest thereon until paid at a rate per annum equal to the lesser of (i) the Cost of Funds and (ii) the maximum rate of interest allowed by applicable law. The Deficit
Amount incurred and the amount which Mooreland is required to pay pursuant to this Paragraph 2 shall be computed by TRC on a quarter-annual basis as of the last day of each such quarter and TRC shall mail to Mooreland after each quarter a statement showing the Deficit Amount so owed by Mooreland.

	3.	Mooreland's Interest.  Mooreland shall be entitled to
receive an amount equal to Mooreland's Percentage times the Available Proceeds in accordance with the distribution schedule contained in paragraph 4 hereof, the termination provisions set forth in paragraphs 2 and 8 hereof and the other terms and conditions contained in this Agreement. Mooreland acknowledges and agrees that the TRC Working Interest is subject to change and, therefore, the amount of the Available Proceeds is subject to change. For example, if a commercial field is discovered in the Contract Area and if Ecopetrol exercises its contractual right to acquire 50% of the TRC Working Interest, the TRC
Working Interest will be proportionately reduced. In addition, upon the pooling or unitization of the Contract Area, or any portion thereof, with other areas, the TRC Working Interest may be further modified.

	4.	Payments from Available Proceeds.  If TRC receives Available
Proceeds which are not subject to forfeiture, discount or other claim, then TRC shall pay to Mooreland from such Available
Proceeds, as often as TRC shall deem advisable but no less frequently than quarterly, the amount which Mooreland is entitled to receive pursuant to Paragraph 3 above.

	Prior to making any such payments, TRC shall be entitled to reserve from the Available Proceeds any portion thereof as TRC shall deem prudent to pay for anticipated future Expenditures.

	5.	No Ownership Rights.  Neither Mooreland, nor any assignee of
Mooreland's rights under this Agreement, shall (i) have a direct or beneficial interest in the El Pinal Contract or in the Contract Area, (ii) have a direct or beneficial interest in TRC, TCI or any affiliate thereof, or (iii) participate in any decision regarding operations conducted by TRC or any other person in the Contract Area or marketing of petroleum produced from the Contract Area, including, without limitation, decisions regarding withdrawal or relinquishment. Without limitation, TRC shall have the right in its sole and absolute discretion to do any one or more of the following at any time:

	(a)	Decide whether or not to withdraw from the El Pinal
     Contract;

	(b)	Decide whether or not to participate in drilling prospects
     within the Contract Area on a prospect-by-prospect basis;

	(c)	Assign or farm-out all or a portion of the TRC Working
     Interest; and

	(d)	Pool or unitize the Contract Area, or any portion thereof,
     with other areas, to the extent permitted or required under the El Pinal Contract or the laws of the Republic of Colombia.

	6.	Right of First Refusal.  TRC shall have a right of first
refusal on any sale or assignment contemplated by Mooreland of all or any part of the amounts which Mooreland is entitled to receive under this Agreement. Mooreland shall provide written notice (by registered or certified mail) of the agreed upon terms and conditions of a proposed sale or assignment and the name of the proposed transferee to Mr. Thomas G. Finck, President of TRC or his successor at 6688 North Central
Expressway, Suite 1400, Dallas, Texas 75206 U.S.A. If within thirty (30) days of TRC's receipt of such written notice TRC accepts such terms and conditions of such sale or assignment in principle, then TRC shall have the right (but not the obligation) to acquire the amounts which Mooreland is entitled to receive under this Agreement from Mooreland on terms and conditions no more or less favorable to TRC than those set forth in such written notice. If TRC does not exercise the foregoing right of first refusal at such time, Mooreland may consummate such sale or assignment to such proposed transferee under terms and conditions no more favorable to such transferee than those set forth in such written notice to TRC and within sixty (60) days from the date of such written notice.

	In the event that the amounts which Mooreland is entitled to receive under this Agreement are sold, assigned or otherwise transferred to one or more persons, TRC shall be entitled to make all demands for Mooreland's payment of amounts which Mooreland is required to pay under this Agreement and all payments which Mooreland is entitled to receive under this Agreement in Mooreland's name, or in the name of Mooreland's nominee, in trust for such parties and to otherwise and in all respects deal with and be solely responsible to Mooreland as agent and trustee for such parties.

	7.	Representations, Warranties and Agreements.  To induce TRC
to enter into this Agreement, Mooreland and Urbe represent and warrant to, and agree with, TRC that:

	(a)	Mooreland is a corporation duly organized and existing and
     in good standing under the laws of the British Virgin Islands, is duly registered and qualified as a foreign company and is in good standing under the laws of the British Virgin Islands and in all other countries in which it is doing business, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged;

	(b)	Mooreland has duly adopted this Agreement and each other
     instrument contemplated to be furnished by Mooreland pursuant hereto, has authorized the execution, delivery and consummation of this Agreement and each other such instruments in accordance with its respective terms and conditions, and, when executed by Mooreland, this Agreement and each other such instruments will be binding obligations of Mooreland;

	(c)	Mooreland is not in default under or in violation of any
     law or regulation, any order of any court or governmental agency, wherever located, and there are no claims, actions, suits or proceedings instituted, filed or threatened against or affecting Mooreland;

	(d)	Urbe has assigned all of its rights and delegated all of
     its liabilities and obligations under the Original Agreement, this Agreement and the SDLA/Tauramena/Rio Chitamena Agreement to Mooreland and Mooreland has accepted such assignment and assumed such liabilities and obligations; provided, however, that Urbe acknowledges in favor of TRC that Urbe remains jointly and severally liable for all liabilities and obligations of Urbe and Mooreland under the Original Agreement, this Agreement and the SDLA/Tauramena/Rio Chitamena Agreement;

	(e)	The shareholders and directors of Mooreland are identical
     to those of Urbe; and

	(f)	To the best knowledge, information and belief of the
     officers, employees and directors of Mooreland and Urbe:

			  (i)   No investor or shareholder of Mooreland or Urbe is or was
           an officer or employee of the government of the Republic of
           Colombia or of any department, agency or instrumentality thereof or of a person acting in an official capacity for or on behalf of the government of the Republic of Colombia, or any
           department, agency or instrumentality thereof, at the same time that such person was an investor or shareholder;

 			(ii)	  No investor or shareholder of Mooreland or Urbe is or
           was an official of any political party in the Republic of
           Colombia or a candidate for political office in the Republic of
           Colombia at the time that such person was an investor or
           shareholder;

			(iii)	  No person acting on behalf of TCI, TRC, Mooreland or
           Urbe has made a payment, promise to pay, authorization of
           payment, gift, offer or promise to give anything of value to any officer or employee of the government of the Republic of
           Colombia, or any department, agency or instrumentality thereof, or to any person acting in an official capacity for or on behalf of the government of the Republic of Colombia, or any
           department, agency or instrumentality thereof, corruptly for the purpose of influencing any act or decision by such person in his official capacity in order to assist TCI or TRC in obtaining or retaining business in the Republic of Colombia;

			 (iv)   No person acting on behalf of TCI, TRC, Mooreland or
           Urbe has made a payment, promise to pay, authorization of
           payment, gift, offer or promise to give anything of value to any political party of the Republic of Colombia or official of same, or to any candidate for political office in the Republic of
           Colombia, corruptly for the purpose of influencing any act or decision by said party or person in such official capacity in order to assist TCI or TRC in obtaining or retaining business in the Republic of Colombia;

			 (v)    No investor or shareholder of Mooreland or Urbe has made
           a payment, promise to pay, authorization of payment, gift, offer or promise to give anything of value to any officer or employee of the government of the Republic of Colombia, or any
           department, agency or instrumentality thereof, corruptly for the purpose of influencing any act or decision by said party or person in such official capacity in order to assist TCI or TRC in obtaining or retaining business in the Republic of Colombia;
           and

			(vi)	   No investor or shareholder of Mooreland or Urbe has made
           a payment, promise to pay, authorization of payment, gift, offer or promise to give anything of value to any political party of the Republic of Colombia or official of same, or to any
           candidate for political office in the Republic of Colombia, corruptly for the purpose of influencing any act or decision by said party or person in such official capacity in order to assist TCI or TRC in obtaining or retaining business in the
           Republic of Colombia.

	Mooreland and Urbe agree that all representations, warranties and agreements by Mooreland and Urbe herein shall survive delivery of this Agreement and each other instrument contemplated to be furnished by Mooreland pursuant hereto.



	8.	Termination of Agreement.  Mooreland's rights and interests
under this Agreement shall terminate automatically and without notice upon the occurrence of any of the following events:


	(a)	The failure of Mooreland to fully perform, observe or keep
     any covenant, agreement or condition contained in this Agreement and, with respect to Mooreland's failure to pay the amounts required under Paragraph 2 hereof, the continuance of such failure for thirty (30) days after notice of such failure to pay is given by TRC to Mooreland at the address for Mooreland set forth on the first page hereof;

	(b)	Any representation or warranty of Mooreland or Urbe in this
     Agreement is presently or in the future proves to be false, fraudulent, misleading or erroneous in any material respect;

	(c)	The occurrence of one or more events under paragraph 8 of
     the SDLA/Tauramena/Rio Chitamena Agreement other than as a result of TRC no longer owning any interest in the Association Contracts (as defined in the SDLA/Tauramena/Rio Chitamena
     Agreement); or

	(d)	TRC shall no longer own any interest in the El Pinal
     Contract.

In the event of a termination of this Agreement pursuant to this Paragraph 8, neither TRC nor Mooreland shall have any further obligation to the other under this Agreement or related to the El Pinal Contract or the Contract Area other than Mooreland's on-going obligation to pay the Unpaid Mooreland Obligations and interest thereon as provided in Paragraph 2 hereof.


	9.	Confidentiality.  Mooreland and Urbe each agree that the
terms and provisions of this Agreement and all information and data acquired or obtained by it with respect to this Agreement and the El Pinal Contract shall be considered confidential and shall be kept confidential and not disclosed during the term of this Agreement and for a period of five (5) years thereafter to any person or entity, except:

	(a)	To the extent the terms and provisions of this Agreement or
     such data and information are required to be furnished in compliance with any applicable laws or regulations or pursuant to any legal proceedings or because of any order of any court binding upon Mooreland or Urbe;

	(b)	To a bona fide prospective purchaser or assignee of all or
     any part of the amounts which Mooreland is entitled to receive under this Agreement;

	(c)	To a bank or other financial institution to the extent
     appropriate to assist Mooreland in arranging for funding of its obligations under this Agreement; and

	(d)	Where any such data or information which, through no fault
     of Mooreland or Urbe, becomes a part of the public domain.

	Provided that disclosure as provided in Paragraph 9(b) and (c) shall not be made unless prior thereto Mooreland has obtained a written undertaking from the disclosee to keep confidential any such terms, provisions, data or information so disclosed and not to use the same except for the express purpose for which disclosure is to be made.

	10.	Entire Agreement.  TRC, Mooreland and Urbe agree and
acknowledge that the terms and conditions set forth herein constitute the entire understanding and agreement of the parties hereto with respect to the El Pinal Contract, Mooreland's or Urbe's right to receive payments out of the Available Proceeds and the transactions contemplated hereby and is intended to supersede any prior agreements or communications between TCI, TRC, Mooreland and Urbe in connection herewith, including, without limitation, the Original Agreement. TRC, Mooreland and Urbe further acknowledge and agree that this Agreement and the SDLA/Tauramena/Rio Chitamena Agreement constitute the only agreements between TRC, TCI, Mooreland and Urbe related to any existing or future transactions of any kind and there are no oral or written agreements between TRC or TCI (and any related party) and Mooreland or Urbe (and any related entity) concerning any areas other than the areas covered by the El Pinal Contract and the Association Contracts. Nothing in this Agreement or otherwise is intended to create any partnership, joint venture, area of interest or other association between Mooreland and TRC or TCI and any inferences to the contrary are hereby negated.

	11.	Governing Law and Jurisdiction.  THE TERMS AND CONDITIONS
OF THIS AGREEMENT SHALL BE SUBJECT TO, AND GOVERNED BY THE LAWS
OF THE STATE OF TEXAS, U.S.A., WITHOUT REFERENCE TO THE CHOICE
OF LAW RULES OF SUCH STATE AND THE PARTIES HERETO CONSENT TO THE
EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE
STATE OF TEXAS, U.S.A.


	Please indicate your acceptance of this Agreement and your agreement to be bound by all of the terms and conditions of this Agreement by signing in the space provided below.


                                  Sincerely yours,

	                                 TRITON RESOURCES COLOMBIA,INC.


	                                 By: /s/ Robert B. Holland, III
	                                 Name: Robert B. Holland, III
	                                 Title: Secretary


ACCEPTED AND AGREED TO:

MOORELAND CORPORATION N.V.


By: /s/ Santiago A. Botero
Name: Santiago A. Botero
Title: No Title



URBE PANAMA S.A.


By: /s/ Santiago A. Botero
Name: Santiago A. Botero
Title:  No Title